REAFFIRMATION AGREEMENT

THIS REAFFIRMATION AGREEMENT (this “Agreement”) is made as of July 23, 2012, by the undersigned in favor of KELTIC FINANCIAL PARTNERS II, LP (“Lender”).

RECITALS:

CASTLE BRANDS INC., a corporation organized under the laws of the State of Florida (“CBI”) and CASTLE BRANDS (USA) CORP. a corporation organized under the laws of the State of Delaware (“CBUSA”) (individually and collectively, “Borrower”) and KELTIC FINANCIAL PARTNERS II, LP, a Delaware limited partnership (“Lender”), are parties to a Loan and Security Agreement dated as of August 19, 2011 (the “Credit Agreement”), in connection with which Borrower delivered a Revolving Credit Note dated August 19, 2011 in a maximum principal amount of $5,000,000 (the “Revolving Credit Note”), and other agreements, documents and instruments in connection therewith (all of the foregoing, as the same may be amended, restated, or otherwise modified from time to time to be collectively referred to as the “Loan Documents”).

Pursuant to the terms of the Loan Documents, Lender has extended a “Revolving Credit” to Borrower in a maximum principal amount of $5,000,000. Borrower has requested that Lender increase the principal amount of the Revolving Credit by $2,000,000, with a resulting maximum principal amount of $7,000,000.

Each of the undersigned indicated as a “Validity Party” has executed and delivered a Validity and Support Agreement dated on or about August 19, 2011 in favor of Lender (each, a “Validity Agreement”) pursuant to which such Validity Party has agreed to validate certain information provided by Borrower to Lender and provide support in connection with Lender’s efforts to collect collateral to secure Borrower’s payment and performance of all obligations and to Lender and such other matters as described in such Validity Agreement.

Lender has agreed to increase the maximum amount of the Revolving Credit to $7,000,000 pursuant to a First Amendment to the Credit Agreement and the other agreements, documents and instruments relating thereto (collectively, the “First Amendment Documents”), subject to and conditioned on the execution and delivery of this Agreement by the undersigned to Lender.

AGREEMENT:

1. Notwithstanding the occurrence of any of the events described in the recitals hereto or anything to the contrary contained in any of the Loan Documents, the Borrower hereby reaffirms to the Lender and ratifies its obligations under the Loan Documents (collectively, the “Keltic Obligations”), including, specifically, First Amendment Documents, and as the Loan Documents may have been amended, modified and/or restated from time to time and including the amendment, modification or restatement thereof in connection with the matters described in the recitals hereto, and each other agreement, document and instrument executed and/or delivered by the Borrower in connection therewith as the same may have been amended, modified and/or restated from time to time and including the amendment, modification or restatement thereof in connection with the matters described in the recitals hereto (collectively, the “Borrower Documents”), and hereby further ratifies and confirms that each of the Borrower Documents shall remain in full force and effect.

2. Notwithstanding the occurrence of any of the events described in the recitals hereto or anything to the contrary contained in such party’s Validity Agreement, each Validity Party hereby reaffirms to the Lender and ratifies its obligations under such Validity Agreement, and each other agreement, document and instrument executed and/or delivered by such Validity Party in connection therewith (collectively, the “Validity Documents”), and hereby further ratifies and confirms that each of the Validity Documents executed and/or delivered to Lender shall remain in full force and effect.

3. No change, amendment or modification of this Agreement shall be valid or binding unless such change, amendment or modification shall be in writing and duly executed by all parties hereto and consented to by the Lender in writing.

4. This Agreement shall be governed by and interpreted and construed in accordance with the internal laws of the State of New York, without regard to its principles of conflicts of laws, and any dispute hereunder shall be brought in the appropriate court located in Westchester County, New York or Erie County, New York.

5. This Agreement may not be assigned by any party hereto without the prior written consent of the other parties hereto and the Lender, and no party hereto shall be relieved of its duties, obligations or liabilities under this Agreement without the express written consent of the other parties hereto and the Lender, regardless of assignments, delegations or other agreements with third parties which may provide otherwise.

6. This Agreement shall be binding upon the parties hereto, their successors, permitted assigns, heirs and legal representatives.

7. The invalidity of one or more phrases, sentences, clauses or paragraphs contained in this Agreement shall not affect the validity of the remainder of this Agreement.

8. This Agreement contains the entire understanding of the parties and the Lender with respect to the subject matter hereof and there are no other oral understandings, terms or conditions except as expressly stated herein and none of the parties have relied upon any representation, express or implied, not contained in this Agreement.

9. This Agreement may be executed in two (2) or more counterparts, each of which shall be considered an original, and all of which shall be considered one and the same instrument.

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first written above.

BORROWER:

CASTLE BRANDS INC.

By:	/s/ Alfred J. Small

Name:	Alfred J. Small

Its:	SVP & CFO

Date:	July 23, 2012

CASTLE BRANDS (USA) CORP.

By:/s/ Alfred J. Small

Name:Alfred J. Small

Its:SVP & CFO

Date:July 23, 2012

VALIDITY PARTIES:
/s/ Alfred J. Small	/s/ John S. Glover

ALFRED SMALL	JOHN GLOVER
/s/ Michael Becker	/s/ T. Kelley Spillane

MICHAEL BECKER	KELLY SPILLANE